                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                NOVEMBER 16, 2000


                                TECO ENERGY, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           FLORIDA                        1-8180                 59-2052286
----------------------------        ----------------         -------------------
(STATE OR OTHER JURISDICTION        (COMMISSION FILE           (IRS EMPLOYER
      OF INCORPORATION)                  NUMBER)             IDENTIFICATION NO.)


702 NORTH FRANKLIN STREET, TAMPA FLORIDA                           33602
----------------------------------------                        ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (813) 228-4111
                                                    --------------

ITEM 5.  OTHER EVENTS

         See the Press Release dated Nov. 16, 2000, filed as Exhibit 99.1 and incorporated herein by reference, announcing a TECO Power Services Corporation project in Louisiana.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1             Press Release dated Nov. 16, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: Nov. 16, 2000                     TECO Energy, Inc.


                                          By: /s/      G. L. GILLETTE
                                              ---------------------------------
                                                       G. L. GILLETTE
                                                   Vice President-Finance
                                                and Chief Financial Officer
                                               (Principal Financial Officer)

                                INDEX TO EXHIBITS

EXHIBIT NO.   DESCRIPTION OF EXHIBITS                                   PAGE NO.

   99.1       Press Release dated Nov. 16, 2000                           5-6